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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2002



                                 JKC GROUP, INC.
                         FORMERLY STAGE II APPAREL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             NEW YORK                  1-9502             13-3016967
  (STATE OR OTHER JURISDICTION OF   (COMMISSION       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)    FILE NUMBER)      IDENTIFICATION NO.)

                  1385 BROADWAY
               NEW YORK, NEW YORK                      10018
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


       Registrant's telephone number, including area code: (212) 840-0880


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ITEM 5. OTHER EVENTS

      On June 14, JKC Group, Inc., formerly Stage II Apparel Corp., updated the status of its plans for regaining compliance with the continuing listing standards of the American Stock Exchange, Inc., as described in a press release included as an exhibit to this report and incorporated herein by reference.

      (c) EXHIBITS.

      EXHIBIT
      NUMBER    EXHIBIT
      ------    -------

      20.1      Press Release dated June 14, 2002.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JKC GROUP, INC.


Date:  June 14, 2002                          By:    /S/ RICHARD SISKIND
                                                  --------------------------
                                                        Richard Siskind
                                                    Chief Executive Officer
                                                   (Duly Authorized Officer)
                                                 (Principal Executive Officer)